                                                                    Exhibit 23.2



                [AIRCRAFT INFORMATION SERVICES, INC. LETTERHEAD]


                       AIRCRAFT INFORMATION SERVICES, INC.

                              CONSENT OF APPRAISER

We consent to the use of our reports included herein and to the references to our firm in the Aerco Limited Registration Statement on Form F-4 (file number
333-                ) to be filed with the Securities and Exchange Commission.


Dated: December 6, 2000



                                AIRCRAFT  INFORMATION SERVICES, INC.

                                By: /s/ John D. McNicol
                                    ---------------------------------------
                                    Name:   John D. McNicol
                                    Title:  Vice President - Appraisals
                                            and Forecasts